Exhibit 10.6

EXECUTION COPY

 FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of February 14, 2020 (this “Agreement”), to the Second Amended and Restated Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) dated as of July 27, 2018, among Apple Hospitality REIT, Inc., a Virginia corporation (the “Borrower”), certain subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Credit Agreement be modified as herein set forth; and

WHEREAS, the Administrative Agent, the Lenders party hereto and the Administrative Agent have agreed to modify the Credit Agreement as herein set forth solely upon the terms and conditions provided for in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     Amendment to Credit Agreement.

1.1     Section 7.09 of the Credit Agreement. Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.09     Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any other Loan Party or to otherwise transfer property to the Borrower or any other Loan Party, other than Permitted Pari Passu Encumbrances, (ii) of any Loan Party to Guarantee the Obligations or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, other than Permitted Pari Passu Encumbrances; provided, that clauses (i) and (iii) shall not prohibit any (A) customary limitation on Restricted Payments or negative pledges or transfers of property incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(b) or Section 7.03(c) (solely to the extent any such limitation relates to property financed by or the subject of such Indebtedness), (B) negative pledges or limitation on transfers of property contained in any agreement in connection with a Disposition permitted by Section 7.05 (provided that such limitation shall only be effective against the assets or property that are the subject of Disposition), (C) limitation on Restricted Payments by reason of customary provisions in joint venture agreements or other similar agreements applicable to Subsidiaries that are not Wholly-Owned Subsidiaries, (D) any limitation on Restricted Payments, negative pledges or limitations on transfers of property by reason of customary provisions limiting the disposition or distribution of assets or property in asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements in the ordinary course of business, which limitation is applicable only to the assets that are the subject of such agreements, and (E) limitation on Restricted Payments by reason of restrictions on cash or other deposits or net worth imposed by customers, suppliers or landlords or required by insurance, surety or bonding companies, in each case, under contracts entered into in the ordinary course of business; provided, further, that notwithstanding the foregoing, in no event shall any negative pledge be permitted with respect to any Unencumbered Eligible Property or any Equity Interests of any Direct Owner or Indirect Owner of any Unencumbered Eligible Property.

SECTION 2.     Conditions of Effectiveness. This Agreement shall not become effective until the date on which the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each of the Loan Parties, the Administrative Agent and the Required Lenders.

SECTION 3.     Representations and Warranties. Each of the Loan Parties reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects on the date hereof with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification). Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a)     it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b)     no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for filings for reporting purposes required under applicable securities laws;

(c)     this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity;

(d)     no Default shall exist or would result from the consummation of the transactions contemplated by this Agreement; and

(e)     the execution, delivery and performance by it of this Agreement will not (i) contravene the terms of any of its Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.

SECTION 4.     Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

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SECTION 5.     Costs and Expenses. The Loan Parties acknowledge and agree that their payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not any Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6.     Ratification.

(a)     The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, other than payment in full, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents.

(b)     This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, any L/C Issuer or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, any L/C Issuer or any Lender may now have or have in the future against any Person under or in connection with the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7.      Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8.     References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9.     Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10.     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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SECTION 11.     Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12.     Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 13.     Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

APPLE HOSPITALITY REIT, INC.,

a Virginia corporation

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   Executive Vice President

GUARANTORS:

APPLE REIT SEVEN, INC.

APPLE SEVEN HOSPITALITY, INC.

APPLE SEVEN HOSPITALITY MANAGEMENT, INC.

APPLE SEVEN HOSPITALITY OWNERSHIP, INC.

APPLE SEVEN SERVICES LAKELAND, INC.

APPLE SEVEN SERVICES PROVO-SAN DIEGO, INC.

APPLE SEVEN MANAGEMENT SERVICES GP, INC.

APPLE SEVEN MANAGEMENT SERVICES LP, INC.

APPLE SEVEN SERVICES HIGHLANDS RANCH, INC.

APPLE SEVEN SPE RICHMOND, INC.

APPLE SEVEN SERVICES RICHMOND, INC.,

each a Virginia corporation

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President of, and on behalf of, each of the 11 entities listed above

Signature Page to First Amendment to Apple Second A&R Credit Agreement

APPLE REIT EIGHT, INC.

APPLE EIGHT HOSPITALITY, INC.

APPLE EIGHT HOSPITALITY MANAGEMENT, INC.

APPLE EIGHT HOSPITALITY MASSACHUSETTS, INC.

APPLE EIGHT HOSPITALITY MASSACHUSETTS
   SERVICES, INC

APPLE EIGHT HOSPITALITY OWNERSHIP, INC.

APPLE EIGHT NC GP, INC.

APPLE EIGHT NC LP, INC.

APPLE EIGHT CALIFORNIA, INC.

APPLE EIGHT SERVICES FAYETTEVILLE, INC.

APPLE EIGHT SERVICES JACKSONVILLE, INC.

APPLE EIGHT SPE SAVANNAH, INC.,

each a Virginia corporation

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President of, and on behalf of, each of the 12 entities listed above

Signature Page to First Amendment to Apple Second A&R Credit Agreement

APPLE NINE HOSPITALITY, INC.

APPLE NINE HOSPITALITY MANAGEMENT, INC.

APPLE NINE HOSPITALITY OWNERSHIP, INC.

APPLE NINE HOSPITALITY TEXAS SERVICES, INC.

APPLE NINE HOSPITALITY TEXAS SERVICES II, INC.

APPLE NINE HOSPITALITY TEXAS SERVICES III, INC.

APPLE NINE LOUISIANA GP, INC.

APPLE NINE NC GP, INC.

APPLE NINE NC LP, INC.

APPLE NINE PENNSYLVANIA, INC.

APPLE NINE HOSPITALITY TEXAS SERVICES IV, INC.

APPLE NINE FLORIDA SERVICES, INC.

APPLE NINE SPE MALVERN, INC.,

each a Virginia corporation

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President of, and on behalf of, each of the 13 entities listed above

Signature Page to First Amendment to Apple Second A&R Credit Agreement

APPLE REIT TEN, INC.

APPLE TEN FLORIDA SERVICES, INC.

APPLE TEN HOSPITALITY MANAGEMENT, INC.

APPLE TEN HOSPITALITY OWNERSHIP, INC.

APPLE TEN HOSPITALITY TEXAS SERVICES II, INC.

APPLE TEN HOSPITALITY TEXAS SERVICES III, INC.

APPLE TEN HOSPITALITY TEXAS SERVICES IV, INC.

APPLE TEN HOSPITALITY TEXAS SERVICES, INC.

APPLE TEN HOSPITALITY, INC.

APPLE TEN NC GP, INC.

APPLE TEN NC LP, INC.

APPLE TEN OKLAHOMA SERVICES, INC.

APPLE TEN SERVICES GAINESVILLE, INC.

APPLE TEN SERVICES KNOXVILLE II, INC.

APPLE TEN SERVICES SCOTTSDALE, INC.

APPLE TEN SERVICES OHARE, INC.

APPLE TEN ILLINOIS MM, INC.

APPLE TEN ILLINOIS SERVICES, INC.,

each a Virginia corporation

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   Vice President of, and on behalf of, each of the 18 entities listed above

APPLE TEN ALABAMA SERVICES, LLC

a Virginia limited liability company

By: APPLE TEN HOSPITALITY MANAGEMENT, INC., a Virginia corporation

Manager

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

APPLE TEN NEBRASKA, LLC

a Virginia limited liability company

By: APPLE TEN HOSPITALITY OWNERSHIP,
INC., a Virginia corporation

Manager

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   Vice President

APPLE TEN BUSINESS TRUST

a Virginia business trust

By: APPLE TEN HOSPITALITY OWNERSHIP,
INC., a Virginia corporation

Sole Trustee

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   Vice President

APPLE TEN NORTH CAROLINA, L.P. ,

a Virginia limited partnership

By: APPLE TEN NC GP, INC., a Virginia corporation

General Partner

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   Vice President

APPLE TEN OKLAHOMA, LLC ,

a Virginia limited liability company

By: APPLE REIT TEN, INC., a Virginia corporation

Manager

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

APPLE TEN ILLINOIS, LLC ,

a Virginia limited liability company

By: APPLE TEN ILLINOIS MM, INC., a Virginia corporation

Managing Member

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   Vice President

APPLE NINE MISSOURI, LLC,

a Virginia limited liability company

By: APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation

Manager

By:   /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

APPLE NINE NORTH CAROLINA, L.P.,

a Virginia limited partnership

By: APPLE NINE NC GP, INC., a Virginia corporation

General Partner

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

APPLE NINE MALVERN PENNSYLVANIA BUSINESS TRUST,

a Pennsylvania business trust

By: APPLE NINE SPE MALVERN, INC., a Virginia corporation

Trustee

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

APPLE NINE OKLAHOMA, LLC,

a Virginia limited liability company

By: APPLE HOSPITALITY REIT, INC., a Virginia corporation

Manager

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   Executive Vice President

APPLE NINE LOUISIANA, L.P.,

a Virginia limited partnership

By: APPLE NINE LOUISIANA GP, INC., a Virginia corporation

General Partner

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

APPLE NINE PENNSYLVANIA BUSINESS TRUST,

a Pennsylvania Business Trust

By: APPLE NINE PENNSYLVANIA, INC.

a Virginia corporation

Sole Trustee

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

APPLE EIGHT HOSPITALITY MIDWEST, LLC,

a Virginia limited liability company

By: APPLE EIGHT HOSPITALITY OWNERSHIP, INC., a Virginia corporation

Manager of, and on behalf of, the above entity

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

APPLE EIGHT NORTH CAROLINA, L.P.,

a Virginia limited partnership

By: APPLE EIGHT NC GP, INC., a Virginia

corporation

General Partner

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

APPLE EIGHT HOSPITALITY TEXAS
SERVICES, LLC,

a Virginia limited liability company

By: APPLE EIGHT HOSPITALITY MANAGEMENT, INC., a Virginia corporation

Manager

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

APPLE SEVEN SERVICES, LLC,

APPLE SEVEN SERVICES II, LLC,

each a Virginia limited liability company

By: APPLE SEVEN MANAGEMENT SERVICES GP, INC., a Virginia corporation

Managing Member of, and on behalf of, each of the two above entities

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

APPLE SEVEN SERVICES SOUTHEAST, L.P.,

a Virginia limited partnership

By: APPLE SEVEN MANAGEMENT SERVICES GP, INC., a Virginia corporation

Managing Member

By:  /s/ Bryan F. Peery

Name: Bryan F. Peery

Title:   President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

bank of america, n.a., as Administrative Agent

By:  /s/ Paley Chen

Name: Paley Chen

Title:

Signature Page to First Amendment to Apple Second A&R Credit Agreement

bank of america, n.a., as a Lender, an L/C Issuer and Swing Line Lender

By:   /s/ Matthew R. Lohr

Name: Matthew R. Lohr

Title:   Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:   /s/ Tayven Hike

Name: Tayven Hike

Title:   Senior Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:   /s/ Anand J. Jobanputra

Name: Anand J. Jobanputra

Title:   Senior Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:   /s/ Lori Y. Jensen

Name: Lori Y. Jensen

Title:   Senior Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

CITIBANK, N.A., as a Lender

By:   /s/ Chris Albano

Name: Chris Albano

Title:   Authorized Signatory

Signature Page to First Amendment to Apple Second A&R Credit Agreement

regions bank, as a Lender

By:   /s/ Susan Wolfe

Name: Susan Wolfe

Title:   Assistant Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:   /s/ Melissa Chow

Name: Melissa Chow

Title:   Associate Director

Signature Page to First Amendment to Apple Second A&R Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:   /s/ Hideo Notsu

Name: Hideo Notsu

Title:   Managing Director

Signature Page to First Amendment to Apple Second A&R Credit Agreement

TRUIST BANK, f/k/a BRANCH BANKING AND TRUST COMPANY, as a Lender

By:   /s/ Davis Baker

Name: Davis Baker

Title:   Assistant Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

the huntington national bank, as a Lender

By:   /s/ Rebecca Stirnkorb

Name: Rebecca Stirnkorb

Title:   Assistant Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:   /s/ Katie Chowdhry

Name: Katie Chowdhry

Title:   Senior Vice President

Signature Page to First Amendment to Apple Second A&R Credit Agreement